Exhibit 1

JOINT FILING AGREEMENT

Each of the undersigned agrees that (i) the statement on Schedule 13G/A relating to the Common Stock of Revance Therapeutics, Inc., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G/A will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13G/A as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: February 10, 2021

ESSEX WOODLANDS HEALTH VENTURES V, L.L.C.			INDIVIDUALS:

/s/ Martin P. Sutter
By:	/s/ Martin P. Sutter		Name: Martin P. Sutter
	Name:	Martin P. Sutter
	Title:	Managing Director

ESSEX WOODLANDS HEALTH VENTURES FUND V, L.P.			/s/ Jeff Himawan
Name: Jeff Himawan

By: Essex Woodlands Health Ventures V, L.L.C.

By:	/s/ Martin P. Sutter		/s/ Ronald W. Eastman
	Name:	Martin P. Sutter	Name: Ronald W. Eastman
	Title:	Managing Director

ESSEX WOODLANDS HEALTH VENTURES VIII, LLC

By:	/s/ Martin P. Sutter		/s/ Guido J. Neels
	Name:	Martin P. Sutter	Name: Guido Neels
	Title:	Managing Director

ESSEX WOODLANDS HEALTH VENTURES VIII, L.P.

By:	Essex Woodlands Health Ventures VIII, LLC,		/s/ Petri Vainio
	Its General Partner		Name: Petri Vainio

By:	/s/ Martin P. Sutter
	Name:	Martin P. Sutter
	Title:	Managing Director	/s/ Steve Wiggins
Name: Steve Wiggins

ESSEX WOODLANDS HEALTH VENTURES
FUND VIII, L.P.

By: Essex Woodlands Health Ventures VIII, L.P.,
	Its General Partner		/s/ Immanuel Thangaraj
Name: Immanuel Thangaraj

By:	Essex Woodlands Health Ventures VIII, LLC,
Its General Partner

By:	/s/ Martin P. Sutter
	Name:	Martin P. Sutter
	Title:	Managing Director

ESSEX WOODLANDS HEALTH VENTURES
FUND VIII-A, L.P.

By: Essex Woodlands Health Ventures VIII, L.P.,
Its General Partner

By:	Essex Woodlands Health Ventures VIII, LLC,
Its General Partner

By:	/s/ Martin P. Sutter
	Name:	Martin P. Sutter
	Title:	Managing Director

ESSEX WOODLANDS HEALTH VENTURES
FUND VIII-B, L.P.

By: Essex Woodlands Health Ventures VIII, L.P.,
Its General Partner

By:	Essex Woodlands Health Ventures VIII, LLC,
Its General Partner

By:	/s/ Martin P. Sutter
	Name:	Martin P. Sutter
	Title:	Managing Director